Exhibit 10.25.4.4a
Schedule of Omitted Mortgage Agreements
(Fixed Rate Pools)
The agreements listed below are substantially identical in all material respects to the Mortgage Security Agreement, Assignment of Rents and Fixture Filing from Ashford Edison LP, as Borrower to Wachovia Bank, National Association, as Lender, filed as Exhibit 10.25.4.4, except as to the name of the borrower, the name and legal description of the property and certain state-specific requirements or conventions related to the name of the document, the mechanics of perfection of a security interest in real property in the applicable state and state-specific remedies available to lender. These agreements are not being filed as exhibits in reliance on Instruction 2 to Item 601 of Regulation S-K.
•	Deed to Secure Debt, Security Agreement and Assignment of Rents from Ashford Atlanta Buckhead LP, as Borrower to Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Mortgage, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Basking Ridge LP, as Borrower to Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Mortgage, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Bridgewater Hotel Partnership LP, as Borrower to Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Open-End Mortgage, Security Agreement, Financing Statement and Assignment of Rents from Ashford Bucks County LLC, as Borrower to Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Market Center LP, as Borrower to William D. Cleveland, as Trustee and Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Flagstaff LP, as Borrower to Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Richmond LP, as Borrower to Alexander Title Agency Incorporated, as Trustee and Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Manhattan Beach LP, as Borrower to Chicago Title Insurance Company, as Trustee for the benefit of Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Hawthorne LP, as Borrower to Chicago Title Insurance Company, as Trustee

for the benefit of Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Newark LP, as Borrower to Chicago Title Insurance Company, as Trustee for the benefit of Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford San Jose LP, as Borrower to Chicago Title Insurance Company, as Trustee for the benefit of Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Oakland LP, as Borrower to Chicago Title Insurance Company, as Trustee for the benefit of Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Mortgage, Security Agreement, Assignment of Rents and Fixture Filing from Ashford LLB C-Hotel Management, LP, as Borrower to Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Mortgage, Security Agreement, Assignment of Rents and Fixture Filing from Ashford LLB F-Inn Management, LP, as Borrower to Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Mortgage, Security Agreement, Assignment of Rents and Fixture Filing from Ashford LLB SHS Management, LP, as Borrower to Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Open-End Mortgage, Security Agreement, Financing Statement and Assignment of Rents from Ashford Philadelphia Annex, LLC, as Borrower to Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Phoenix Airport LP, as Borrower to Chicago Title Insurance Company as Trustee and Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Plano-C LP, as Borrower to William D. Cleveland, as Trustee and Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Plano-M LP, as Borrower to William D. Cleveland, as Trustee and Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Plano-R LP, as Borrower to William D. Cleveland, as Trustee and Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Open-End Mortgage, Security Agreement, Financing Statement and Assignment of Rents from Ashford Plymouth Meeting LP, as Borrower to Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Durham I LLC and Ashford Durham II LLC, as tenants-in-common collectively, as Borrower to Chicago Title Insurance Company as Trustee and Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford San Francisco II LP, as Borrower to Chicago Title Insurance Company, as Trustee for the benefit of Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Scottsdale LP, as Borrower to Chicago Title Insurance Company, as Trustee and Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Seattle Downtown LP, as Borrower to Chicago Title Insurance Company, as Trustee and Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Seattle Waterfront LP, as Borrower to Chicago Title Insurance Company, as Trustee and Wachovia Bank, National Association, as Lender dated April 11, 2007

•	Mortgage, Security Agreement, Assignment of Rents and Fixture Filing from Ashford Tampa International Hotel, LP, as Borrower to Wachovia Bank, National Association, as Lender dated April 11, 2007